UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2017

Colfax Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

 420 National Business Parkway, 5th Floor
Annapolis Junction, MD 20701
(Address of Principal Executive Offices) (Zip Code)

(301) 323-9000
(Registrant's telephone number, including area code)

 Not applicable
(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 18, 2017, Colfax Corporation (the "Company") is holding a conference call to discuss its 2018 outlook at 9:00 am Eastern. Slides for the Company’s 2018 outlook as well as other supplemental information to be referenced on the call are attached to this report as Exhibit 99.1. The call will be open to the public through +1-877-303-7908 (U.S. callers) and +1-678-373-0875 (international callers) and referencing the conference ID number 7796095, or through webcast via the Company’s website www.colfaxcorp.com under the “Investors” section.

These materials are also available on the Company's website and link to a replay of the call will be available on the Company website under the “Investors” section later today.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1	Management's presentation on December 18, 2017, regarding Colfax Corporation's financial outlook for 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colfax Corporation
Date:     December 18, 2017                    By: /s/ Christopher Hix
Name: Christopher Hix
Title: Senior Vice President, Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1 Management's presentation on December 18, 2017, regarding Colfax Corporation's financial outlook for 2018.